NUVEEN EQUITY MARKET NEUTRAL FUND

SUPPLEMENT DATED JANUARY 29, 2014

TO THE SUMMARY PROSPECTUS DATED DECEMBER 31, 2013

Important Notice Regarding Change in Investment Policy

The Fund previously adopted a non-fundamental investment policy that requires the Fund, under normal market conditions, to invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes (including assets acquired through the Fund’s short sales) in equity securities.

This investment policy will be eliminated effective April 10, 2014. There will be no other changes to the Fund’s investment policies and it will continue to pursue its investment objective utilizing a market neutral strategy by establishing long and short positions in a diversified portfolio of equity securities.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-EQMKTS-0114P